EXHIBIT 32.1

CALIFORNIA PIZZA KITCHEN, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of California Pizza Kitchen, Inc. (the “Company”) on Form 10-Q for the quarter ended October 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Rosenfield, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2010

By:	/s/ Richard L. Rosenfield
Richard L. Rosenfield
Co-Chief Executive Officer

*

This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.